FINANCIAL HIGHLIGHTS

Keystone's financial performance for 1996 reflected continued improvement as net income reached a record high of $69,475,000, a 13.3% improvement over 1995 net income of $61,314,000. Earnings per share also grew to $1.83 in 1996, a 5.8% improvement over the 1995 performance of $1.73. Keystone recorded strong performance in both return on average assets (ROA) and return on average equity
(ROE). These traditional measures of financial institution performance provide a relative basis for comparison to Keystone's peer group. ROA and ROE for 1996 were 1.37% and 14.11%, respectively, also improved over the comparable measures of 1.29% and 14.06% in 1995.

Revenue expansion efforts continued to be the primary focus of Keystone's profit improvement initiatives during 1996. Total revenues, consisting of both net interest income and noninterest income, grew 9.5% from 1995 to 1996, including a 5.8% increase in net interest income and a 24.5% increase in revenue from noninterest sources. Net interest income growth was stimulated by increased loan volume, including loans added in late 1995 bank mergers, as net interest margin was relatively constant from 1995 to 1996. Average loans increased by more than $165 million or 5.1% during 1996. In addition, Keystone originated and subsequently sold in the secondary market, an additional $282 million of consumer mortgages and indirect automobile loans. These secondary market activities helped to fuel the increase in revenue from noninterest income as mortgages and indirect loans serviced for others increased to $576 million and $174 million, respectively. Likewise, as assets under management grew, Keystone experienced growth in trust and investment advisory fees, which helped to further advance its strategic objective to deliver a complete line of financial service products to its customer base.

Keystone's ratio of noninterest expense to revenues of 58.73% for 1996 reflected improvement over the ratio of 59.78% for 1995, as growth in noninterest expenses was held to 7.9%. Increases in salary and benefit costs were influenced by the addition of employees from late 1995 bank mergers, the acquisition of Martindale Andres (specialized investment advisory services) and the purchase of Key Investor (retail annuity products). Noninterest expenses benefited from a full-year reduction in the FDIC insurance premium. Excluding the influence of prior year acquisitions, total noninterest expenses grew approximately 3%. Finally, Keystone continued to sustain solid asset quality in its investment and loan portfolios,


                                                                  1996                               1995

                                                         Fourth   Third   Second     First               Fourth
                                             Annual      Quarter  Quarter Quarter    Quarter   Annual    Quarter
---------------------------------------------------------------------------------------------  ------------------

Earnings per share*                          $ 1.83      $ 0.47    $ 0.45   $ 0.47    $ 0.44    $ 1.73   $ 0.45
Return on average assets                       1.37%       1.38%     1.32%    1.43%     1.36%     1.29%    1.32%
Return on average equity                      14.11%      14.05%    13.63%   14.60%    14.02%    14.06%   13.99%

Net interest margin                            4.48%       4.42%     4.37%    4.56%     4.57%     4.49%    4.45%
Noninterest income/revenues                   22.44%      23.41%    22.45%   21.60%    22.29%    19.45%   19.37%
Provision for credit losses/Average loans      0.28%       0.39%     0.27%    0.24%     0.24%     0.24%    0.16%
Noninterest expense/revenues                  58.73%      57.71%    59.56%   57.73%    59.95%    59.78%   58.92%

Nonperforming assets to loans                 -----        0.75%     0.71%    0.75%     0.74%    -----     0.78%
90 day past due loans to loans                             0.50%     0.58%    0.57%     0.45%    -----     0.44%
-----------------------------------------------------------------------------------------------  ----------------
Total risk elements to loans                  -----        1.25%     1.29%    1.32%     1.19%    -----     1.22%
===============================================================================================  ================
Allowance for credit losses to loans          -----        1.27%     1.28%    1.30%     1.32%    -----     1.32%
Allowance for credit losses to
nonperforming loans                           -----         233%      254%     247%      261%    -----      257%
Net charge-offs/Average loans                  0.27%       0.34%     0.24%    0.24%     0.25%     0.21%    0.24%

Equity to assets                              -----        9.70%     9.69%    9.79%     9.74%    -----     9.47%
Total risk adjusted capital ratio             -----       14.59%    14.80%   15.02%    14.92%    -----    14.83%
-----------------------------------------------------------------------------------------------  ----------------
*Restated for the three-for-two stock split declared July 1996.


                            PER SHARE STATISTICS (1)

Earnings per Share
--------------------------------------------------------------------------------
                               Fourth      Third     Second     First
                               Quarter    Quarter   Quarter    Quarter     Total
--------------------------------------------------------------------------------
1996                           $0.47      $0.45     $0.47      $0.44      $1.83
1995                           $0.45      $0.43     $0.43      $0.42      $1.73
1994                           $0.40      $0.26     $0.40      $0.40      $1.46
--------------------------------------------------------------------------------

Average Shares Outstanding
--------------------------------------------------------------------------------
                       Fourth     Third       Second       First       Average
                       Quarter    Quarter     Quarter      Quarter     For Year
--------------------------------------------------------------------------------
1996                  38,043,623  38,164,065  38,022,920  37,950,453  38,045,585
1995                  36,142,553  35,352,675  35,197,571  35,146,901  35,462,358
1994                  35,095,010  34,930,629  35,062,089  35,135,651  35,093,138
================================================================================

Book Value per Share
--------------------------------------------------------------------------------
                       Fourth     Third       Second     First
                       Quarter    Quarter     Quarter    Quarter
--------------------------------------------------------------------------------
1996                    $13.38      $13.17     $12.92     $12.75
1995                    $12.69      $12.64     $12.40     $12.04
1994                    $11.64      $11.63     $11.66     $11.72
================================================================================


                             QUARTER-END INFORMATION

(dollars in thousands)                              1996                          1995
------------------------------------------------------------------------------  -----------
                                  Fourth     Third       Second      First      Fourth
                                  Quarter    Quarter     Quarter     Quarter    Quarter
------------------------------------------------------------------------------  -----------
Loans                          $3,553,662  $3,481,937  $3,397,203  $3,355,552    $3,365,716
Earning assets                  4,919,579   4,885,173   4,720,625   4,672,069     4,755,763
Total assets                    5,231,268   5,186,129   5,020,979   4,966,610     5,074,785
Deposits                        4,097,111   4,111,103   4,058,766   3,990,379     4,061,888
Total shareholders' equity        507,307     502,579     491,317     483,890       480,694
Unrealized securities
   gains (losses), net             (1,087)     (4,523)     (5,609)     (3,438)        1,198
------------------------------------------------------------------------------  -----------
 Number of shares outstanding  37,908,160  38,164,896  38,034,993  37,989,806    37,884,554
==============================================================================  ===========
(1)  Restated for the three-for-two stock split declared July 1996.

                    CONDENSED CONSOLIDATED QUARTERLY AVERAGE
                             STATEMENTS OF CONDITION

(in thousands)                                              1996                                 1995
---------------------------------------------------------------------------------------------- ---------
                                         Fourth       Third        Second          First        Fourth
                                        Quarter      Quarter       Quarter        Quarter       Quarter
---------------------------------------------------------------------------------------------- ---------
ASSETS
---------------------------------------------------------------------------------------------- ---------
Earning Assets:
   Loans and leases                    $3,543,229   $3,424,853   $3,367,113     $3,392,181    $3,304,982
   Assets held for resale                  43,149       68,866       81,505         21,052        21,459
   Federal funds sold and other            67,861      121,468      102,138        114,703       162,889
   Taxable investment securities        1,066,539    1,085,837    1,032,165      1,069,390       993,056
   Nontaxable investment securities       133,827      132,176      124,377        124,200       126,801
---------------------------------------------------------------------------------------------- ----------
Total earning assets                    4,854,605    4,833,200    4,707,298      4,721,526     4,609,187

   Cash and due from banks                159,881      156,475      147,538        143,239       145,080
   Allowance for credit losses            (44,915)     (44,825)     (45,071)       (45,101)      (44,043)
   Intangible assets                       13,754       14,466       14,921         15,368        14,112
   Other assets                           159,636      154,195      152,268        148,571       142,500
---------------------------------------------------------------------------------------------- ----------
TOTAL ASSETS                           $5,142,961   $5,113,511    $4,976,954     $4,983,603    $4,866,836
============================================================================================== ==========

LIABILITIES AND EQUITY
---------------------------------------------------------------------------------------------------------
Interest-bearing liabilities:
   Deposits less than $100,000:
      Now accounts                       $417,264     $424,965     $433,775       $429,358      $425,851
      Money market accounts               396,785      398,277      400,426        415,689       415,954
      Savings                             373,876      389,680      401,689        406,246       392,686
      Time deposits                     2,146,842    2,118,504    2,049,346      2,016,052     1,947,640
   Deposits greater than $100,000         245,706      261,661      237,623        234,974       245,810
   Short-term borrowings                  283,358      275,735      241,506        261,202       232,644
   FHLB Borrowings                        166,104      138,279      136,162        167,145       166,130
   Long-term debt, other                    2,381        2,821        3,385          3,893         4,338
---------------------------------------------------------------------------------------------- ----------
Total interest-bearing liabilities      4,032,316    4,009,922    3,903,912      3,934,559     3,831,053
---------------------------------------------------------------------------------------------- ----------

Noninterest-bearing deposits              498,838      508,098      494,991        486,975       490,802
Other liabilities                         107,393       99,921       90,946         79,837        85,440
---------------------------------------------------------------------------------------------- ----------
TOTAL LIABILITIES                       4,638,547    4,617,941    4,489,849      4,501,371     4,407,295
---------------------------------------------------------------------------------------------- ----------
Shareholders' equity                      504,414      495,570      487,105        482,232       459,541
---------------------------------------------------------------------------------------------- ----------
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                $5,142,961   $5,113,511    $4,976,954     $4,983,603    $4,866,836
============================================================================================== ==========


                         GROWTH IN AVERAGE BALANCES (1)

                                                 1996                     1995
----------------------------------------------------------------------  --------

                                Fourth     Third     Second     First    Fourth
                                Quarter    Quarter   Quarter    Quarter  Quarter
----------------------------------------------------------------------  --------
Loans                            7.2%       4.9%      3.0%      5.1%      6.0%
Total assets                     5.7%       7.0%      5.9%      5.9%      5.2%
Deposits                         4.1%       6.4%      4.9%      4.6%      3.7%
Shareholders' equity             9.8%      12.6%     13.3%     16.2%     12.6%
======================================================================  ========
(1) Compares current quarter to the comparable quarter of the prior year.


                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)                                              1996                                    1995
---------------------------------------------------------------------------------------------------  --------------------
                                                       Fourth      Third      Second      First                  Fourth
                                           Annual      Quarter    Quarter     Quarter    Quarter     Annual     Quarter
---------------------------------------------------------------------------------------------------  --------------------
Interest income                            $384,521    $97,911     $96,599    $94,596     $95,415    $363,931    $93,646
Tax equivalent adjustment                     4,892      1,263       1,196      1,234       1,199       5,618      1,312
---------------------------------------------------------------------------------------------------  --------------------
                                            389,413     99,174      97,795     95,830      96,614     369,549     94,958
Interest expense                            174,758     45,073      44,700     42,161      42,824     166,579     43,239
---------------------------------------------------------------------------------------------------  --------------------
Net interest income                         214,655     54,101      53,095     53,669      53,790     202,970     51,719
Provision for credit losses                   9,858      3,522       2,312      2,036       1,988       7,859      1,357
---------------------------------------------------------------------------------------------------  --------------------
Net interest income after provision         204,797     50,579      50,783     51,633      51,802     195,111     50,362
Noninterest income                           62,117     16,536      15,373     14,782      15,426      49,004     12,427
Security transactions                           556          3       -----        101         452       1,317        925
Noninterest expense                         162,559     40,762      40,781     39,519      41,497     150,634     38,338
---------------------------------------------------------------------------------------------------  --------------------
Income before income taxes                  104,911     26,356      25,375     26,997      26,183      94,798     25,376
Income taxes                                 30,544      7,233       7,154      8,030       8,127      27,866      7,860
Tax equivalent adjustment                     4,892      1,263       1,196      1,234       1,199       5,618      1,312
---------------------------------------------------------------------------------------------------  --------------------
NET INCOME                                  $69,475    $17,860     $17,025    $17,733     $16,857     $61,314    $16,204
===================================================================================================  ====================
Tax effect of security transactions            $195         $1       -----        $35        $158        $461       $324
===================================================================================================  ====================

                         ANALYSIS OF NONINTEREST INCOME

(dollars in thousands)                                             1996                                     1995
--------------------------------------------------------------------------------------------------  --------------------
                                                       Fourth      Third      Second      First                  Fourth
                                            Annual     Quarter     Quarter    Quarter     Quarter    Annual      Quarter
--------------------------------------------------------------------------------------------------  --------------------
Trust  and investment advisory fees         $15,201   $ 4,043     $ 3,751    $ 3,726     $ 3,681    $12,557     $ 3,371
Service charges - deposits                   14,611     3,793       3,667      3,689       3,462     13,205       3,486
Mortgage banking income                       7,467     1,930       1,853      1,986       1,698      6,111       1,283
Fee income                                   14,086     3,771       3,514      3,492       3,309     12,135       3,076
Reinsurance income                            2,266       591         551        538         586      2,047         505
Other                                         8,486     2,408       2,037      1,351       2,690      2,949         706
--------------------------------------------------------------------------------------------------  ---------------------
Total noninterest income                    $62,117   $16,536     $15,373    $14,782     $15,426    $49,004     $12,427
==================================================================================================  =====================
Noninterest income to average assets*        1.23%     1.28%       1.19%      1.19%       1.24%      1.03%       1.01%
==================================================================================================  =====================
*Annualized

                         ANALYSIS OF NONINTEREST EXPENSE

(dollars in thousands)                                            1996                                     1995
--------------------------------------------------------------------------------------------------- ---------------------
                                                       Fourth      Third       Second     First                  Fourth
                                            Annual     Quarter     Quarter     Quarter    Quarter    Annual      Quarter
--------------------------------------------------------------------------------------------------- ---------------------
Salaries expense                            $69,270    $17,628    $17,852    $16,819     $16,971     $62,115     $16,864
Employee benefits                            12,562      2,603      3,065      3,064       3,830      10,898       2,520
Occupancy expense                            13,348      3,207      3,324      3,329       3,488      12,650       3,073
Furniture and equipment expense              14,063      3,767      3,536      3,405       3,355      12,435       3,365
Deposit insurance                               778        194        198        171         215       4,957         520
Other expense                                52,538     13,363     12,806     12,731      13,638      47,579      11,996
--------------------------------------------------------------------------------------------------- ---------------------
Total noninterest expense                  $162,559    $40,762    $40,781    $39,519     $41,497    $150,634     $38,338
=================================================================================================== =====================
Noninterest expense to average assets*        3.22%      3.14%      3.16%      3.18%       3.34%      3.16%       3.13%
=================================================================================================== =====================
Noninterest expense to revenues              58.73%     57.71%     59.56%     57.73%      59.95%     59.47%      58.92%
=================================================================================================== =====================
Avg. full-time equivalent employees           2,445      2,444      2,456      2,449       2,432      2,315       2,334
=================================================================================================== =====================
*Annualized

                          NET INTEREST INCOME ANALYSIS

                                                  Fourth Quarter
-----------------------------------------------------  -------------------------
                                            1996             1995
-----------------------------------------------------  -------------------------
(dollars in thousands)                 Amount  Rate     Amount   Rate Change
-----------------------------------------------------  -------------------------
Interest income:*
  Loans - Commercial                  $14,312   8.72%  $13,384   9.35%    $928
          Commercial - Real Estate     21,269   9.32    20,959   9.49      310
          Consumer - Mortgage          15,142   8.01    15,828   7.85     (686)
          Consumer                     26,887   8.67    24,000   8.95    2,887
  Assets held for resale                1,328  12.24       428   7.91      900
  Investments                          19,321   6.40    18,072   6.40    1,249
  Federal funds sold and other            915   5.36     2,287   5.57   (1,372)
-----------------------------------------------------  -------------------------
                                       99,174   8.12    94,958   8.18    4,216
-----------------------------------------------------  -------------------------
Interest expense:
  Deposits -  NOW                      1,407    1.34     1,512    1.41    (105)
              Savings                  1,791    1.91     2,022    2.04    (231)
              Money Market             2,440    2.45     2,546    2.43    (106)
              Time                    33,642    5.60    31,660    5.73   1,982
  Short-term borrowings                3,094    4.34     2,746    4.68     348
  FHLB borrowings                      2,629    6.30     2,670    6.38     (41)
  Long-term debt, other                   70    8.80        83    7.59     (13)
-----------------------------------------------------  -------------------------

                                      45,073    4.45    43,239    4.48   1,834
-----------------------------------------------------  -------------------------
Net interest income                  $54,101           $51,719          $2,382
-----------------------------------------------------  -------------------------
Spread                                          3.67              3.70
=====================================================  =========================
Net interest margin                             4.42%             4.45%
=====================================================  =========================
*Fully taxable equivalent

                                                  Year-to-Date
--------------------------------------------------------------------------------
                                             1996              1995
--------------------------------------------------------  ----------------------
(dollars in thousands)                  Amount    Rate    Amount  Rate   Change
--------------------------------------------------------  ----------------------
Interest income:*
  Loans - Commercial                    $55,362    8.82%  $52,487  9.27% $2,875
          Commercial - Real Estate       83,959    9.36    82,425  9.48   1,534
          Consumer - Mortgage            62,722    8.15    63,357  7.97    (635)
          Consumer                      101,214    8.83    91,537  8.78   9,677
  Assets held for resale                  4,688    8.74     1,636  7.65   3,052
  Investments                            76,065    6.38    69,798  6.45   6,267
  Federal funds sold and other            5,403    5.32     8,309  5.90  (2,906)
--------------------------------------------------------  ----------------------
                                        389,413    8.13   369,549  8.19  19,864
--------------------------------------------------------  ----------------------
Interest expense:
  Deposits -  NOW                        5,773     1.35     7,306  1.69  (1,533)
              Savings                    7,735     1.97     8,641  2.06    (906)
              Money Market               9,500     2.35    10,601  2.50  (1,101)
              Time                     130,124     5.59   118,542  5.63  11,582
  Short-term borrowings                 11,524     4.34    10,195  4.85   1,329
  FHLB borrowings                        9,767     6.43    10,827  6.13  (1,060)
  Long-term debt, other                    335     9.01       467  9.24    (132)
--------------------------------------------------------  ----------------------

                                       174,758     4.40   166,579  4.42   8,179
--------------------------------------------------------  ----------------------
Net interest income                   $214,655           $202,970       $11,685
--------------------------------------------------------  ----------------------
Spread                                             3.73            3.77
========================================================  ======================
Net interest margin                                4.48%           4.49%
========================================================  ======================
*Fully taxable equivalent

                       PERIOD-END LOAN PORTFOLIO ANALYSIS

(in thousands)                                                   1996                              1995
----------------------------------------------------------------------------------------------  -----------
                                            Fourth       Third        Second       First          Fourth
                                            Quarter      Quarter      Quarter      Quarter        Quarter
----------------------------------------------------------------------------------------------  -----------
Commercial:
  Commercial and industrial                 $498,657     $501,907     $481,481     $463,126       $448,639
  Floor plan financing                       168,521      146,124      148,670      148,109        163,431
  Obligations of political subdivisions       36,946       28,523       26,783       28,169         31,159
----------------------------------------------------------------------------------------------  -----------
                                             704,124      676,554      656,934      639,404        643,229
----------------------------------------------------------------------------------------------  -----------
Commercial real estate:
  Commercial and industrial                  683,358      684,480      673,567      671,153        680,161
  Multi-family residential                    76,830       77,553       76,014       76,077         73,079
  Obligations of political subdivisions       29,686       30,283       29,335       30,365         33,010
  Construction and land development           72,083       72,278       75,807       71,281         73,211
  Agricultural                                 8,621        8,458        8,401        8,832          8,853
----------------------------------------------------------------------------------------------  -----------
                                             870,578      873,052      863,124      857,708        868,314
----------------------------------------------------------------------------------------------  -----------
Consumer:
  Real estate                                794,010      798,728      789,384      804,573        828,059
  Installment                                552,533      553,665      557,476      570,255        562,592
  Home equity                                294,459      273,331      260,004      239,455        239,915
  Personal lines of credit                    36,475       36,627       36,519       37,094         39,053
  Lease financing                            301,483      269,980      233,762      207,063        184,554
----------------------------------------------------------------------------------------------  -----------
                                           1,978,960    1,932,331    1,877,145    1,858,440      1,854,173
----------------------------------------------------------------------------------------------  -----------
Total loans                               $3,553,662   $3,481,937   $3,397,203   $3,355,552     $3,365,716
==============================================================================================  ===========

                             RISK ELEMENTS ANALYSIS

(in thousands)                                                  1996                               1995
----------------------------------------------------------------------------------------------  -----------
                                             Fourth       Third        Second       First        Fourth
                                             Quarter      Quarter      Quarter      Quarter      Quarter
----------------------------------------------------------------------------------------------  -----------
Nonperforming assets:
 Nonaccrual loans                            $18,913      $16,944      $16,999      $16,335      $16,740
 Troubled debt restructurings                    393          582          954          632          503
 Other real estate                             7,414        7,316        7,678        7,761        8,984
----------------------------------------------------------------------------------------------  -----------
Total nonperforming assets                    26,720       24,842       25,631       24,728       26,227
Loans 90 days or more past due                17,649       20,094       19,475       15,200       14,995
----------------------------------------------------------------------------------------------  -----------
Total risk elements                          $44,369      $44,936      $45,106      $39,928      $41,222
----------------------------------------------------------------------------------------------  -----------

- Delinquent loans to period-end loans*        2.16%        2.22%        2.40%        2.13%        2.18%
==============================================================================================  ===========
- Nonperforming assets to period-end loans     0.75%        0.71%        0.75%        0.74%        0.78%
==============================================================================================  ===========
- Total risk elements to period-end loans      1.25%        1.29%        1.32%        1.19%        1.22%
==============================================================================================  ===========
*The numerator consists of loans 30 days or more past due.

                       COMPONENTS OF NONPERFORMING ASSETS

(in thousands)                                      1996                   1995
-----------------------------------------------------------------------  -------

                                   Fourth    Third    Second    First    Fourth
                                   Quarter   Quarter  Quarter   Quarter  Quarter
-----------------------------------------------------------------------  -------
Commercial                         $ 4,306  $ 4,071  $ 4,650   $ 4,362   $ 4,213
Commercial real estate:
  Construction and development         764      861    1,113     1,388     1,260
  Permanent                         11,889   11,005   10,795     9,842    10,389
Residential real estate                918      373      419       712       612
Consumer                             1,429    1,216      976       663       769
-----------------------------------------------------------------------  -------
Nonaccrual and restructured loans   19,306   17,526   17,953    16,967    17,243
Other real estate                    7,414    7,316    7,678     7,761     8,984
-----------------------------------------------------------------------  -------
Total nonperforming assets         $26,720  $24,842  $25,631   $24,728   $26,227
=======================================================================  =======


                         ALLOWANCE FOR CREDIT LOSSES

(in thousands)                                                       1996                             1995
--------------------------------------------------------------------------------------------------  ---------
                                                 Fourth        Third       Second       First        Fourth
                                                 Quarter      Quarter     Quarter      Quarter       Quarter
--------------------------------------------------------------------------------------------------  ---------
Balance at beginning of period                  $44,495      $44,271      $44,287      $44,377       $43,303
Allowance obtained through mergers                 -----       -----        -----       -----          1,750
Loans charged-off:
  Commercial                                       (633)        (141)        (616)        (218)        (373)
  Real estate secured                              (515)        (431)        (672)        (563)        (556)
  Consumer                                       (2,042)      (1,945)      (1,033)      (1,706)      (1,407)
  Lease financing                                  (329)        (196)        (143)        (269)        (291)
---------------------------------------------------------------------------------------------------  --------
Total loans charged-off                          (3,519)      (2,713)      (2,464)      (2,756)      (2,627)
---------------------------------------------------------------------------------------------------  --------
Recoveries:
  Commercial                                         58           38           76          271           74
  Real estate secured                               137          209           99          105          282
  Consumer                                          284          329          208          252          204
  Lease financing                                    39           49           29           50           34
---------------------------------------------------------------------------------------------------  --------
Total recoveries                                    518          625          412          678          594
---------------------------------------------------------------------------------------------------  --------
Net loans charged-off                            (3,001)      (2,088)      (2,052)      (2,078)      (2,033)
Provision for credit losses                       3,522        2,312        2,036        1,988        1,357
---------------------------------------------------------------------------------------------------  --------
Balance at end of period                        $45,016      $44,495      $44,271      $44,287      $44,377
===================================================================================================  ========
  Net loans charged-off to average loans*         0.34%        0.24%        0.24%        0.25%        0.24%
===================================================================================================  ========
  Provision for credit losses to average loans*   0.39%        0.27%        0.24%        0.24%        0.16%
===================================================================================================  ========
  Allowance for credit losses to loans            1.27%        1.28%        1.30%        1.32%        1.32%
===================================================================================================  ========
* Annualized

                                  OTHER RATIOS
                                                  1996                     1995
------------------------------------------------------------------------ -------
                                    Fourth    Third    Second    First   Fourth
                                    Quarter   Quarter  Quarter   Quarter Quarter
------------------------------------------------------------------------ -------
Investment portfolio -
  market to amortized cost           100.2%    99.5%   99.1%     99.7%   100.7%
Dividend payout ratio                 55.3%    53.3%   51.4%     53.7%    53.7%
Loans to deposits ratio, average      86.9%    83.5%   83.8%     85.0%    84.3%
======================================================================== =======





                             FEE GENERATION ACTIVITY
(in thousands)                                       1996                     1995
---------------------------------------------------------------------------  --------
                                   Fourth      Third      Second   First     Fourth
                                   Quarter     Quarter    Quarter  Quarter   Quarter
---------------------------------------------------------------------------  --------
Mortgage loans originated           $54,695    $55,287    $61,103  $ 50,808   $41,607
Mortgage loans sold                 $28,183    $25,248    $38,015  $ 33,387   $29,729
End of period mortgages serviced
  for others                       $575,655    $555,004  $540,088  $551,055  $520,809
End of period indirect loans
  securitized & serviced           $174,147    $108,359  $120,824   $53,375  $ 59,899
===========================================================================  ========

           MARKET PRICE AND DIVIDENDS DECLARED*
---------------------------------------------------------
                       Closing Bid Price Range
---------------------------------------------------------
                                                Dividends
       Quarter            High         Low      Declared
---------------------------------------------------------
1996
---------------------------------------------------------
         I               $22.83       $19.83      $0.24
         II               22.75        20.75       0.24
         III              25.33        21.67       0.24
         IV               27.75        24.50       0.26
---------------------------------------------------------
                                                  $0.98
=========================================================
1995
---------------------------------------------------------
         I               $20.17       $17.50      $0.23
         II               19.33        18.00       0.23
         III              21.50        18.50       0.23
         IV               22.67        19.67       0.24
---------------------------------------------------------
                                                  $0.93
=========================================================
1994
---------------------------------------------------------
         I               $21.50       $18.33      $0.21
         II               21.33        18.50       0.21
         III              21.33        18.50       0.21
         IV               20.17        18.17       0.23
---------------------------------------------------------
                                                  $0.86
=========================================================
*Restated for the three-for-two stock split declared July 1996.